UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2024

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2024, Trimble Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended June 28, 2024. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing.
Item 8.01 Other Items.
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2024, subsequent to the filing of the Company’s Annual Report on Form 10-K with the SEC on February 26, 2024 (the “Form 10-K”), Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, informed the Company that in preparing for an upcoming Public Company Accounting Oversight Board inspection, EY had identified concerns regarding the design and execution of certain information technology (“IT”) and other controls for revenue-related systems and processes as of December 29, 2023 that had not been evaluated. On May 2, 2024, the Audit Committee of the Board of Directors of the Company and management, after discussion with EY, concluded there was an additional material weakness related to certain IT and other controls for revenue-related systems and processes as of December 29, 2023 that was not previously disclosed in Management’s Annual Report on Internal Control over Financial Reporting.
Since then, EY and the Company’s management have been evaluating other matters related to the Company’s internal control over financial reporting. It is possible that additional material weaknesses could be identified over the course of the ongoing assessment.
EY has been performing and continues to perform incremental audit procedures responsive to the identified material weaknesses. This work is nearing completion, and the Company currently expects EY’s assessments of the impact of the matters noted above to be completed in approximately a month or so. Based on the work to date, management has not identified any errors that would result in a restatement to the consolidated financial statements for the periods presented in the Form 10-K or for any previously released financial results. Furthermore, EY has not withdrawn its audit report on the financial statements included in the Form 10‑K.
Additionally, management, with the oversight of the Audit Committee of the Board of Directors of the Company, is currently taking actions to remediate the material weaknesses and is implementing additional processes and controls to address the underlying causes associated with the material weakness.
Among other things, the Company has designed and implemented review controls over third-party valuation specialists to add greater levels of precision to detect and prevent potential material misstatements, including the establishment of process and controls to evaluate adequate review and evidence used in the valuation of acquired intangible assets to remediate the previously reported material weakness related to the business combination with Transporeon. The Company is also in the process of reassessing the design of certain information technology general controls and information technology application controls for relevant business systems and applications that support the Company’s preparation of the consolidated financial statements.
The material weaknesses will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively. The Company believes that the measures described above will remediate the control deficiencies it has identified and strengthen its internal control over financial reporting. The Company is committed to continuing to improve its internal control processes and will continue to review, optimize, and enhance its financial reporting controls and procedures.
The Company intends to delay the filing of its Quarterly Report on Form 10-Q for the second quarter ended June 28, 2024, until EY completes the assessment of the impacts of the matters noted above. It is expected that these assessments will not be completed in time for the Company to file its Form 10-Q for the second quarter ended June 28, 2024 by the due date.
Forward-Looking Statements
This document and the exhibits contain forward-looking statements within the meaning of Section 21E of the Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the effectiveness of the Company’s internal controls, the further impact to the Company, and the Company’s expectation as to the anticipated timing of the filing of the Company’s Form 10-Q for the quarter ended June 28, 2024. While management has not identified any errors based on the work to date that would result in a restatement to the consolidated financial statements for the periods presented in the Form 10-K or for any previously released financial results, it is possible that errors could be discovered in the ongoing audit that could lead to such a restatement. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this Current Report due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to, the expected timing and results of EY’s completion of its additional audit procedures. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K, such as statements regarding changes in economic conditions and the impact of competition. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect the Company’s position as of the date of this Current Report. The Company expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company’s expectations or any change of events, conditions, or circumstances on which any such statement is based.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 6, 2024 related to the Company's financial results for the quarter ended June 28, 2024
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Dated: August 6, 2024	By:	/s/ David G. Barnes
David G. Barnes
Chief Financial Officer